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                                                                  Exhibit 10.119

                  SEVENTH AMENDMENT TO RENEWAL PROMISSORY NOTE
                               (OVERLINE FACILITY)


         THIS SEVENTH AMENDMENT TO RENEWAL PROMISSORY NOTE (the "Overline Facility") is made and entered into by and among AMSOUTH BANK (the "Bank") and DIVERSICARE MANAGEMENT SERVICES, CO., a Tennessee corporation (the "Borrower").

                              W I T N E S S E T H :

         WHEREAS, Borrower executed to Bank that certain Renewal Promissory Note (Overline Facility) dated October 1, 2000, in the original principal amount of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 ($3,500,000.00) DOLLARS as amended by the First Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower in December, 2000, as further amended by the Second Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower and Bank to be effective as of December 15, 2002, as further amended by that Third Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower and Bank to be effective on July 11, 2003, as further amended by that Fourth Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower and Bank to be effective on January 4, 2004, as further amended by that Fifth Amendment to Renewal Promissory Note (Overline Facility) executed by Borrower and Bank to be effective on April 16, 2004, as further amended by that Sixth Amendment to Renewal Promissory Note to be effective on July 16, 2004 (the "Note"); and

         WHEREAS, Bank has agreed to further modify the Note in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms and conditions of that Fifth Amendment to Master Amendment and Loan Documents executed by Bank, and Debtors, as defined therein, to be effective as of October 29, 2004, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. That as of the effective date hereof, the Note has a principal balance of $3,214,253.63.

         2. The Note is amended to provide that the Maturity Date, as defined in the Note, shall be changed from October 29, 2004 to January 29, 2005.

         3. The Note is amended as stated herein, but no further or otherwise, and the terms and provisions of the Note, as hereby amended, shall be and continue to be in full force and effect. Nothing herein is intended to operate to release or diminish any right of Bank under the Note or with respect to any collateral securing the Note or with respect to any guaranty or


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suretyship agreement for the Note, all of which shall remain in full force and effect. This instrument constitutes the entire agreement of the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, this instrument has been executed to be effective on the 29th day of October, 2004.

                                     BORROWER:

                                     DIVERSICARE MANAGEMENT SERVICES CO.,
                                     a Tennessee corporation


                                     By: /s/ William R. Council
                                         --------------------------------------
                                             William R. Council, President

                                     BANK:

                                     AMSOUTH BANK


                                     By: /s/ Tim McCarthy
                                         --------------------------------------
                                             Tim McCarthy, Vice President








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